Exhibit 4.2

SERIES SUPPLEMENT

This SERIES SUPPLEMENT, dated as of July 28, 2026 (this “Supplement”), by and between SCE RECOVERY FUNDING LLC, a Delaware limited liability company (the “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (“Bank”), in its capacity as indenture trustee (the “Indenture Trustee”) for the benefit of the Secured Parties under the Indenture dated as of July 28, 2026, by and between the Issuer and the Bank, in its capacity as Indenture Trustee and in its separate capacity as a securities intermediary (the “Indenture”).

PRELIMINARY STATEMENT

Section 9.01 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time enter into an indenture supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of the Recovery Bonds and specifying the terms thereof. The Issuer has duly authorized the creation of the Recovery Bonds with an initial aggregate principal amount of $1,953,948,000 to be known as SCE Recovery Funding LLC Recovery Bonds (the “Recovery Bonds”), and the Issuer and the Indenture Trustee are executing and delivering this Supplement in order to provide for the terms and conditions for which the Recovery Bonds are to be authenticated, issued and delivered.

All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

GRANTING CLAUSE

With respect to the Recovery Bonds, the Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Secured Parties of the Recovery Bonds, a Lien on and a security interest in and to all of the Issuer’s right, title and interest (whether now owned or hereafter acquired or arising) in, to and under all of the following property (such property, collectively, the “Recovery Bond Collateral”): i) the Recovery Property created under and pursuant to the Financing Order, and transferred by the Seller to the Issuer pursuant to the Sale Agreement (including, to the fullest extent permitted by law, the right to impose, collect and receive Fixed Recovery Charges, all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Fixed Recovery Charges authorized in the Financing Order and any Tariffs filed pursuant thereto and any contractual rights to collect such Fixed Recovery Charges from Consumers and ESPs); ii) all Fixed Recovery Charges related to the Recovery Property; iii) the Sale Agreement and all property and interests in property transferred under the Sale Agreement with respect to the Recovery Property and the Recovery Bonds; iv) the Servicing Agreement, the Administration Agreement and any subservicing, agency, intercreditor, administration or collection agreements executed in connection therewith, to the extent related to the foregoing Recovery Property and the Recovery Bonds; v) the Collection Account, all subaccounts thereof and all amounts of cash, instruments, investment property or other assets on deposit therein or credited thereto from time to time and all Financial Assets and securities entitlements carried therein or credited thereto; vi) all rights to compel the Servicer to file for and obtain adjustments to the Fixed Recovery Charges in accordance with Section 850.1(g) of the Wildfire Financing Law, the Financing Order or any Tariff filed in connection therewith; vii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, whether such claims, demands, causes and choses in action constitute Recovery Property, accounts, general intangibles, instruments, contract rights, chattel paper or proceeds of such items or any other form of property; viii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letters of credit, letters-of-credit rights, money, commercial tort claims and supporting obligations related to the foregoing; and ix) all payments on or under, and all proceeds in respect of, any or all of the foregoing; it being understood that the following do not constitute Recovery Bond Collateral: amounts deposited with the Issuer on the Closing Date for payment of costs of issuance with respect to the Recovery Bonds (together with any interest earnings thereon), it being understood that such amounts described in this clause shall not be subject to Section 3.17 of the Indenture.

The foregoing Grant is made in trust to secure the payment of principal of and premium, if any, interest on, and any other amounts owing in respect of, the Recovery Bonds and all fees, expenses, counsel fees and other amounts due and payable to the Indenture Trustee equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, to secure compliance with the provisions of the Indenture with respect to the Recovery Bonds, all as provided in the Indenture and to secure the performance by the Issuer of all of its obligations under the Indenture (collectively, the “Secured Obligations”). The Indenture and this Series Supplement constitute a security agreement within the meaning of the Wildfire Financing Law and under the UCC to the extent that the provisions of the UCC are applicable hereto.

The Indenture Trustee, as indenture trustee on behalf of the Secured Parties of the Recovery Bonds, acknowledges such Grant and accepts the trusts under this Supplement and the Indenture in accordance with the provisions of this Supplement and the Indenture.

Section 1. Designation. The Recovery Bonds shall be designated generally as the Senior Secured Recovery Bonds, Series 2026-A, and further denominated as Tranches A-1 through A-3.

Section 2. Initial Principal Amount; Recovery Bond Interest Rate; Scheduled Payment Date; Final Maturity Date. The Recovery Bonds of each Tranche shall have the initial principal amount, bear interest at the rates per annum and shall have the Scheduled Final Payment Dates and the Final Maturity Dates set forth below:

Tranche	Initial Principal Amount	Recovery Bond Interest Rate	Scheduled Final Payment Date	Final Maturity Date
A-1	$600,000,000	5.388%	12/15/2043	12/15/2045
A-2	$645,000,000	6.036%	12/15/2052	12/15/2054
A-3	$708,948,000	6.093%	6/15/2059	6/15/2061

The Recovery Bond Interest Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3. Authentication Date; Payment Dates; Expected Amortization Schedule for Principal; Periodic Interest; No Premium; Other Terms.

(a) Authentication Date. The Recovery Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on July 28, 2026 (the “Closing Date”) shall have as their date of authentication July 28, 2026.

(b) Payment Dates. The Payment Dates for the Recovery Bonds are June 15 and December 15 of each year or, if any such date is not a Business Day, the next succeeding Business Day, commencing on June 15, 2027 (the “Initial Payment Date”) and continuing until the earlier of repayment of the Tranche A-3 Recovery Bonds in full and the Final Maturity Date Tranche A-3 Recovery Bonds.

(c) Expected Sinking Fund Schedule for Principal. Unless an Event of Default shall have occurred and be continuing on each Payment Date, the Indenture Trustee shall distribute to the Holders of record as of the related Record Date amounts payable pursuant to Section 8.02(e) of the Indenture as principal, in the following order and priority: (1) to the holders of the Tranche A-1 Recovery Bonds, until the Outstanding Amount of such Tranche of Recovery Bonds thereof has been reduced to zero; (2) to the holders of the Tranche A-2 Recovery Bonds, until the Outstanding Amount of such Tranche of Recovery Bonds thereof has been reduced to zero; and (3) to the holders of the Tranche A-3 Recovery Bonds, until the Outstanding Amount of such Tranche of Recovery Bonds thereof has been reduced to zero; provided, however, that in no event shall a principal payment pursuant to this Section 3(c) on any Tranche on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such Tranche of Recovery Bonds to the amount specified in the Expected Amortization Schedule set forth on Schedule A attached hereto for such Tranche and Payment Date.

(d) Periodic Interest. Periodic Interest will be payable on each Tranche of the Recovery Bonds on each Payment Date in an amount equal to one-half of the product of (i) the applicable Recovery Bond Interest Rate and (ii) the Outstanding Amount of the related Tranche of Recovery Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the related Tranche of Recovery Bonds on such preceding Payment Date; provided, however, that with respect to the Initial Payment Date, or, if no payment has yet been made, interest on the outstanding principal balance will accrue from and including the Closing Date to, but excluding, the following Payment Date.

(e) Book-Entry Recovery Bonds. The Recovery Bonds shall be Book-Entry Recovery Bonds and the applicable provisions of Section 2.11 of the Indenture shall apply to the Recovery Bonds.

(f) Waterfall Caps. The amount payable with respect to the Recovery Bonds pursuant to Section 8.02(e)(i) shall not exceed $200,000 annually, provided, however, that the Trustee Cap shall be disregarded and inapplicable upon the acceleration of the Recovery Bonds following the occurrence of an event of default.

(g) Minimum Denominations. The Recovery Bonds shall be issuable in the Minimum Denomination and integral multiples of $1,000 in excess thereof.

Section 4. Certain Defined Terms. Article I of the Indenture provides that the meanings of certain defined terms used in the Indenture shall be as defined in Appendix A attached to the Indenture. Additionally, Article II of the Indenture provides certain terms will have the meanings specified in the related Supplement. With respect to the Recovery Bonds, the following definitions shall apply:

“2026-A Upfront Financing Cost Account” has the meaning specified in Section 7 of this Supplement.

“Closing Date” has the meaning specified in Section 3(a) of this Supplement.

“Initial Payment Date” has the meaning specified in Section 3 of this Supplement.

“Minimum Denomination” shall mean $2,000.

“Payment Date” has the meaning specified in Section 3(b) of this Supplement.

“Periodic Interest” has the meaning specified in Section 3(d) of this Supplement.

“Recovery Bond Interest Rate” has the meaning specified in Section 2 of this Supplement.

Section 6. Delivery and Payment for the Recovery Bonds; Form of the Recovery Bonds. The Indenture Trustee shall deliver the Recovery Bonds to the Issuer when authenticated in accordance with Section 2.03 of the Indenture. The Recovery Bonds of each Tranche shall be in the form of Exhibits A- 1 through A-3 hereto.

Section 7. Creation of the Upfront Financing Cost Account. The Indenture Trustee shall establish in the name of the Issuer an additional account which shall be designated the “2026-A Upfront Financing Cost Account”. Amounts credited to the Upfront Financing Cost Account shall not constitute Recovery Bond Collateral. The Indenture Trustee, at the written direction of the Issuer or Servicer on its behalf, will disburse amounts credited to the Upfront Financing Cost Account to pay “Upfront Financing Costs” (as defined in the Financing Order). Any amounts credited to the Upfront Financing Cost Account and not used to pay Upfront Financing Costs by December 31, 2026 shall be transferred at the direction of the Issuer or Servicer to the Excess Funds Subaccount and used to offset the revenue requirement for the next period in accordance with Conclusion of Law 25 of the Financing Order. The Indenture Trustee may rely upon any written direction of the Issuer or the Servicer to disburse or apply money in the Upfront Financing Cost Account without investigation.

Section 8. Ratification of Agreement. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken, and construed as one and the same instrument. This Supplement amends, modifies and supplemented the Indenture only in so far as it relates to the Recovery Bonds.

Section 9. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 10. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE ISSUER AND THE INDENTURE TRUSTEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY.

Section 11. Issuer Obligation. No recourse may be taken directly or indirectly, by the Holders with respect to the obligations of the Issuer on the Recovery Bonds, under the Indenture or under this Supplement or any certificate or other writing delivered in connection herewith or therewith, against (i) any owner of a beneficial interest in the Issuer (including SCE) or (ii) any shareholder, partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Managers or any owner of a beneficial interest in the Issuer (including SCE) in its individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed. Each Holder by accepting a Recovery Bond specifically confirms the nonrecourse nature of these obligations, and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Recovery Bonds.

[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the first day of the month and year first above written.

ISSUER:

SCE RECOVERY FUNDING LLC, a Delaware limited liability company

By:	/s/ Brendan Bond
	Name:	Brendan Bond
	Title:	Vice President, Treasurer and Manager

INDENTURE TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a National Banking Association

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

Signature Page to Series Supplement

SCHEDULE A

EXPECTED AMORTIZATION SCHEDULE

Semi-Annual Payment Date	Tranche A-1	Tranche A-2	Tranche A-3
Closing Date	$600,000,000	$645,000,000	$708,948,000
6/15/2027	$584,000,000	$645,000,000	$708,948,000
12/15/2027	$572,273,749	$645,000,000	$708,948,000
6/15/2028	$560,244,375	$645,000,000	$708,948,000
12/15/2028	$547,904,041	$645,000,000	$708,948,000
6/15/2029	$535,244,710	$645,000,000	$708,948,000
12/15/2029	$522,258,135	$645,000,000	$708,948,000
6/15/2030	$508,935,857	$645,000,000	$708,948,000
12/15/2030	$495,269,198	$645,000,000	$708,948,000
6/15/2031	$481,249,256	$645,000,000	$708,948,000
12/15/2031	$466,866,898	$645,000,000	$708,948,000
6/15/2032	$452,112,756	$645,000,000	$708,948,000
12/15/2032	$436,977,220	$645,000,000	$708,948,000
6/15/2033	$421,450,430	$645,000,000	$708,948,000
12/15/2033	$405,522,273	$645,000,000	$708,948,000
6/15/2034	$389,182,373	$645,000,000	$708,948,000
12/15/2034	$372,420,087	$645,000,000	$708,948,000
6/15/2035	$355,224,495	$645,000,000	$708,948,000
12/15/2035	$337,584,397	$645,000,000	$708,948,000
6/15/2036	$319,488,303	$645,000,000	$708,948,000
12/15/2036	$300,924,425	$645,000,000	$708,948,000
6/15/2037	$281,880,671	$645,000,000	$708,948,000
12/15/2037	$262,344,636	$645,000,000	$708,948,000
6/15/2038	$242,303,594	$645,000,000	$708,948,000
12/15/2038	$221,744,491	$645,000,000	$708,948,000
6/15/2039	$200,653,935	$645,000,000	$708,948,000
12/15/2039	$179,018,188	$645,000,000	$708,948,000
6/15/2040	$156,823,157	$645,000,000	$708,948,000
12/15/2040	$134,054,385	$645,000,000	$708,948,000
6/15/2041	$110,697,040	$645,000,000	$708,948,000
12/15/2041	$86,735,908	$645,000,000	$708,948,000
6/15/2042	$62,155,380	$645,000,000	$708,948,000
12/15/2042	$36,939,446	$645,000,000	$708,948,000
6/15/2043	$11,071,680	$645,000,000	$708,948,000
12/15/2043	$0	$629,535,232	$708,948,000
6/15/2044	$0	$602,267,196	$708,948,000
12/15/2044	$0	$574,213,840	$708,948,000
6/15/2045	$0	$545,352,548	$708,948,000
12/15/2045	$0	$515,660,051	$708,948,000
6/15/2046	$0	$485,112,410	$708,948,000
12/15/2046	$0	$453,684,997	$708,948,000
6/15/2047	$0	$421,352,474	$708,948,000
12/15/2047	$0	$388,088,774	$708,948,000
6/15/2048	$0	$353,867,080	$708,948,000
12/15/2048	$0	$318,659,801	$708,948,000
6/15/2049	$0	$282,438,552	$708,948,000
12/15/2049	$0	$245,174,131	$708,948,000
6/15/2050	$0	$206,836,495	$708,948,000
12/15/2050	$0	$167,394,735	$708,948,000
6/15/2051	$0	$126,817,053	$708,948,000
12/15/2051	$0	$85,070,733	$708,948,000
6/15/2052	$0	$42,122,119	$708,948,000
12/15/2052	$0	$0	$706,884,585
6/15/2053	$0	$0	$661,425,476
12/15/2053	$0	$0	$614,634,415
6/15/2054	$0	$0	$566,472,376
12/15/2054	$0	$0	$516,899,189
6/15/2055	$0	$0	$465,873,508
12/15/2055	$0	$0	$413,352,775
6/15/2056	$0	$0	$359,293,184
12/15/2056	$0	$0	$303,649,647
6/15/2057	$0	$0	$246,375,754
12/15/2057	$0	$0	$187,423,736
6/15/2058	$0	$0	$126,744,424
12/15/2058	$0	$0	$64,287,208
6/15/2059	$0	$0	$0

EXPECTED SINKING FUND SCHEDULE

Semi-Annual Payment Date	Tranche A-1	Tranche A-2	Tranche A-3
6/15/2027	$16,000,000	$0	$0
12/15/2027	$11,726,251	$0	$0
6/15/2028	$12,029,374	$0	$0
12/15/2028	$12,340,334	$0	$0
6/15/2029	$12,659,331	$0	$0
12/15/2029	$12,986,575	$0	$0
6/15/2030	$13,322,278	$0	$0
12/15/2030	$13,666,659	$0	$0
6/15/2031	$14,019,942	$0	$0
12/15/2031	$14,382,358	$0	$0
6/15/2032	$14,754,142	$0	$0
12/15/2032	$15,135,536	$0	$0
6/15/2033	$15,526,790	$0	$0
12/15/2033	$15,928,157	$0	$0
6/15/2034	$16,339,900	$0	$0
12/15/2034	$16,762,286	$0	$0
6/15/2035	$17,195,592	$0	$0
12/15/2035	$17,640,098	$0	$0
6/15/2036	$18,096,094	$0	$0
12/15/2036	$18,563,878	$0	$0
6/15/2037	$19,043,754	$0	$0
12/15/2037	$19,536,035	$0	$0
6/15/2038	$20,041,042	$0	$0
12/15/2038	$20,559,103	$0	$0
6/15/2039	$21,090,556	$0	$0
12/15/2039	$21,635,747	$0	$0
6/15/2040	$22,195,031	$0	$0
12/15/2040	$22,768,772	$0	$0
6/15/2041	$23,357,345	$0	$0
12/15/2041	$23,961,132	$0	$0
6/15/2042	$24,580,528	$0	$0
12/15/2042	$25,215,934	$0	$0
6/15/2043	$25,867,766	$0	$0
12/15/2043	$11,071,680	$15,464,768	$0
6/15/2044	$0	$27,268,036	$0
12/15/2044	$0	$28,053,356	$0
6/15/2045	$0	$28,861,292	$0
12/15/2045	$0	$29,692,497	$0
6/15/2046	$0	$30,547,641	$0
12/15/2046	$0	$31,427,413	$0
6/15/2047	$0	$32,332,523	$0
12/15/2047	$0	$33,263,700	$0
6/15/2048	$0	$34,221,694	$0
12/15/2048	$0	$35,207,279	$0
6/15/2049	$0	$36,221,249	$0
12/15/2049	$0	$37,264,421	$0
6/15/2050	$0	$38,337,636	$0
12/15/2050	$0	$39,441,760	$0
6/15/2051	$0	$40,577,682	$0
12/15/2051	$0	$41,746,320	$0
6/15/2052	$0	$42,948,614	$0
12/15/2052	$0	$42,122,119	$2,063,415
6/15/2053	$0	$0	$45,459,109
12/15/2053	$0	$0	$46,791,061
6/15/2054	$0	$0	$48,162,039
12/15/2054	$0	$0	$49,573,187
6/15/2055	$0	$0	$51,025,681
12/15/2055	$0	$0	$52,520,733
6/15/2056	$0	$0	$54,059,591
12/15/2056	$0	$0	$55,643,537
6/15/2057	$0	$0	$57,273,893
12/15/2057	$0	$0	$58,952,018
6/15/2058	$0	$0	$60,679,312
12/15/2058	$0	$0	$62,457,216
6/15/2059	$0	$0	$64,287,208
Total Payments	$600,000,000	$645,000,000	$708,948,000

EXHIBIT A-1

FORM OF TRANCHE A-1 RECOVERY BOND

(see attached)

Exhibit A-1-1

TRANCHE A-1, SENIOR SECURED RECOVERY BOND, SERIES 2026-A

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE HOLDER OF THIS BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RECOVERY BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. IN THE EVENT THAT THE RECOVERY BOND COLLATERAL PLEDGED TO SECURE THIS BOND HAS BEEN EXHAUSTED AND THIS BOND HAS NOT BEEN PAID IN FULL, THEN ANY AND ALL AMOUNTS REMAINING DUE ON THIS BOND SHALL BE EXTINGUISHED AND THIS BOND SHALL BE CANCELLED. TO THE EXTENT THAT UNDER ANY APPLICABLE LAW THE HOLDER OF THIS BOND OR THE OWNER OF A SECURITY ENTITLEMENT HERETO IS DEEMED TO HAVE AN INTEREST IN OTHER ISSUER ASSETS, THE HOLDER HEREOF AND THE OWNER OF A SECURITY ENTITLEMENT HERETO ARE EACH DEEMED TO HAVE AGREED THAT THEIR INTEREST IN SUCH OTHER ISSUER ASSETS IS FULLY SUBORDINATE TO THE CLAIM AGAINST SUCH OTHER ISSUER ASSETS OF THE PLEDGEES OR GRANTEES TO WHICH SUCH OTHER ISSUER ASSETS ARE PLEDGED OR GRANTED AND ARE FURTHER DEEMED TO HAVE AGREED THAT THIS AGREEMENT SHALL CONSTITUTE A SUBORDINATION AGREEMENT FOR PURPOSE OF SECTION 510(a) OF THE UNITED STATES BANKRUPTCY CODE.

THE HOLDER OF THIS BOND, BY ACCEPTING THIS BOND, HEREBY COVENANTS AND AGREES, AND EACH OWNER OF A SECURITY ENTITLEMENT HERETO, BY ACCEPTING SUCH SECURITY ENTITLEMENT, IS DEEMED TO COVENANT AND AGREE, WITH THE ISSUER, THE INDENTURE TRUSTEE AND EACH OTHER THAT NOTWITHSTANDING ANY PRIOR TERMINATION OF THE INDENTURE, BUT SUBJECT TO THE CPUC’S RIGHT TO ORDER THE SEQUESTRATION AND PAYMENT OF

Exhibit A-1-2

REVENUES ARISING WITH RESPECT TO THE RECOVERY PROPERTY NOTWITHSTANDING ANY BANKRUPTCY, REORGANIZATION OR OTHER INSOLVENCY PROCEEDINGS WITH RESPECT TO THE DEBTOR, PLEDGOR OR TRANSFEROR OF THE RECOVERY PROPERTY PURSUANT TO SECTION 850.3(e) AND (g) OF THE CALIFORNIA PUBLIC UTILITIES CODE, THEY SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF THE PROPERTY OF THE ISSUER OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER. THE HOLDER OF THIS BOND HEREBY FURTHER COVENANTS AND AGREES, AND EACH OWNER OF A SECURITY ENTITLEMENT HERETO IS HEREBY DEEMED TO COVENANT AND AGREE, WITH THE ISSUER, THE INDENTURE TRUSTEE AND EACH OTHER THAT THEY SHALL NOT COOPERATE WITH OR ENCOURAGE OTHERS TO FILE A BANKRUPTCY PETITION AGAINST THE ISSUER DURING THE SAME PERIOD. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, THE HOLDER OF THIS BOND OR OWNER OF A SECURITY ENTITLEMENT HERETO (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN THE HOLDER OF THIS BOND OR OWNER OF A SECURITY ENTITLEMENT HERETO AND IS NOT JOINED IN BY THE HOLDER OF THIS BOND (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) OR OWNER OF A SECURITY ENTITLEMENT HERETO UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF CALIFORNIA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS BOND.

REGISTERED No. R-1	$600,000,000

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 78433LAM8

Exhibit A-1-3

THE PRINCIPAL OF THIS TRANCHE A-1 RECOVERY BOND (“THIS TRANCHE A-1 RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-1 RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RECOVERY BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-1 RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.11(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS TRANCHE A-1 RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE TRANCHE A-1 RECOVERY BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER a. FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN i. ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR ii. ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR b. FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

SCE RECOVERY FUNDING LLC SENIOR SECURED RECOVERY BONDS

SERIES 2026-A, TRANCHE A-1.

INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT		FINAL MATURITY DATE
5.388%	$600,000,000	(1)	December 15, 2045

SCE Recovery Funding LLC, a Delaware limited liability company (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date shown above and to pay interest, at the

(1)	In order to comply with DTC requirements, the Tranche A-1 Bonds will be delivered at Closing as two Tranche A-1 Bonds, in the principal amounts of $500,000,000 and $100,000,000.

Exhibit A-1-4

Interest Rate shown above, on each June 15 and December 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on June 15, 2027 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each a “Payment Date”), on the principal amount of this Tranche A-1 Recovery Bond (hereinafter referred to as this “Tranche A-1 Recovery Bond”). Interest on this Tranche A-1 Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Tranche A-1 Recovery Bond shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Tranche A-1 Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Tranche A-1 Recovery Bond shall be applied first to interest due and payable on this Tranche A-1 Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-1 Recovery Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-1 Recovery Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-1 Recovery Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or electronic signature, this Tranche A-1 Recovery Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Signature Page Follows]

Exhibit A-1-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: July 28, 2026	SCE RECOVERY FUNDING LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit A-1-6

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated: July 28, 2026

This is one of the Tranche A-1 Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

INDENTURE TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a National Banking Association

By:
Name:
Title:

Exhibit A-1-7

REVERSE OF RECOVERY BOND

This Tranche A-1 Recovery Bond is one of a duly authorized issue of Recovery Bonds of the Issuer (herein called the “Recovery Bonds”), issued and which Recovery Bonds are issuable in one or more Tranches, and the Recovery Bonds consists of three Tranches, including this Tranche A-1 Recovery Bond (herein called the “Tranche A-1 Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of July 28, 2026, (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Recovery Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of July 28, 2026, between the Issuer and the Indenture Trustee. All terms used in this Tranche A-1 Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

The Tranche A-1 Recovery Bonds, the other Tranches of Recovery Bonds (all of such Tranches being referred to herein as “Recovery Bonds”) are and will be equally and ratably secured by the Recovery Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-1 Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as SCHEDULE A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Bondholders representing not less than a majority of the Outstanding Amount of the Recovery Bonds have declared the Recovery Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-1 Recovery Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Recovery Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Recovery Bonds representing not less than a majority of the Outstanding Amount of the Recovery Bonds have declared the Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-1 Recovery Bonds shall be made pro rata to the Tranche A-1 Holders entitled thereto based on the respective principal amounts of the Tranche A-1 Recovery Bonds held by them.

Exhibit A-1-8

Payments of interest on this Tranche A-1 Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by wire transfer to an account maintained by the Person whose name appears as the Registered Holder of this Tranche A-1 Recovery Bond (or one or more Predecessor Recovery Bonds) on the Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that if this Tranche A-1 Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Recovery Bond evidencing this Tranche A-1 Recovery Bond unless and until such Global Recovery Bond is exchanged for Definitive Recovery Bonds (in which event payments shall be made as provided above), and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-1 Recovery Bond on a Payment Date which shall be payable as provided below. Any reduction in the principal amount of this Tranche A-1 Recovery Bond (or any one or more Predecessor Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-1 Recovery Bond and of any Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Tranche A-1 Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-1 Recovery Bond and shall specify the place where this Tranche A-1 Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Recovery Bond Interest Rate to the extent lawful.

This Recovery Bond is a “recovery bond” as such term is defined in the Wildfire Financing Law. Principal and interest due and payable on this Recovery Bond are payable from and secured primarily by Recovery Property created and established by the Financing Order obtained from the Public Utilities Commission of California pursuant to the Wildfire Financing Law. Recovery Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, collect and recover certain charges (defined in the Wildfire Financing Law as “fixed recovery charges”) to be included in regular electric utility bills of existing and future electric service Consumers within the service territory of SCE, or its successors or assigns, as more fully described in the Financing Order.

The Wildfire Financing Law provides that: “The State of California does hereby pledge and agree with the electrical corporation, owners of recovery property, financing entities, and holders of recovery bonds that the state shall neither limit nor alter, except as otherwise provided with respect to the true-up adjustment of the fixed recovery charges pursuant to subdivision (g) of Section 850.1, the fixed recovery charges, any associated fixed recovery tax amounts, recovery property, financing orders, or any rights under a financing order until the recovery bonds, together with the interest on the recovery bonds and associated financing costs, are fully paid and discharged, and any associated fixed recovery tax amounts have been satisfied or, in the alternative, have been refinanced through an additional issue of recovery bonds, provided that

Exhibit A-1-9

nothing contained in this section shall preclude the limitation or alteration if and when adequate provision shall be made by law for the protection of the electrical corporation and of owners and holders of the recovery bonds. The financing entity is authorized to include this pledge and undertaking for the state in these recovery bonds.”

The Wildfire Financing Law further provides that: “Neither the full faith and credit nor the taxing power of the State of California is pledged to the payment of the principal of, or interest on, this bond. The issuance of recovery bonds under this article [of the Wildfire Financing Law] shall not directly, indirectly, or contingently obligate the state or any political subdivision thereof to levy or to pledge any form of taxation therefor or to make any appropriation for their payment.”

The Issuer and SCE hereby acknowledge that the purchase of this Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-1 Recovery Bond may be registered on the Recovery Bond Register upon surrender of this Tranche A-1 Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-1 Recovery Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-1 Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Sections 2.04 or 2.04 of the Indenture not involving any transfer.

Each Recovery Bond holder, by acceptance of a Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) any owner of a membership interest in the Issuer (including SCE) or (ii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including SCE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Recovery Bond specifically confirms the nonrecourse nature of these obligations, and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Recovery Bonds.

Exhibit A-1-10

Prior to the due presentment for registration of transfer of this Tranche A-1 Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-1 Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-1 Recovery Bond and for all other purposes whatsoever, whether or not this Tranche A-1 Recovery Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Bondholders representing not less than a majority of the Outstanding Amount of all Recovery Bonds at the time outstanding of each Tranche to be affected. The Indenture also contains provisions permitting the Bondholders representing specified percentages of the Outstanding Amount of the Recovery Bonds, on behalf of the Holders of all the Recovery Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-1 Recovery Bond (or any one of more Predecessor Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-1 Recovery Bond and of any Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-1 Recovery Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Recovery Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-1 Recovery Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth herein, which provisions apply to this Tranche A-1 Recovery Bond.

The term “Issuer” as used in this Tranche A-1 Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Bondholders under the Indenture.

The Tranche A-1 Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-1 RECOVERY BOND, THE INDENTURE AND THE SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1-11

No reference herein to the Indenture and no provision of this Tranche A-1 Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-1 Recovery Bond at the times, place, and rate, and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 Recovery Bond, by acquiring any Tranche A-1 Recovery Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-1 Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Recovery Bond Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-1 Recovery Bonds are outstanding, agree to treat the Tranche A-1 Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Recovery Bond Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Tranche A-1 Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	__________________________Custodian _____________________ (Custodian) (minor)

Under Uniform Gifts to Minor Act (__________________________) (State)

Additional abbreviations may also be used though not in the above list.

Exhibit A-1-12

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned2 hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-1 Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints     , attorney, to transfer said Tranche A-1 Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	Signature Guaranteed:

[2]

RECOVERY BOND: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-1 Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Program (MSP), (iii) the Stock Exchange Medallion Program (SEMP) or (iv) such other guarantee program acceptable to the Indenture Trustee.

Exhibit A-1-13

EXHIBIT A-2

FORM OF TRANCHE A-2 RECOVERY BOND

(see attached)

Exhibit A-2-1

TRANCHE A-2, SENIOR SECURED RECOVERY BOND, SERIES 2026-A

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE HOLDER OF THIS BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RECOVERY BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. IN THE EVENT THAT THE RECOVERY BOND COLLATERAL PLEDGED TO SECURE THIS BOND HAS BEEN EXHAUSTED AND THIS BOND HAS NOT BEEN PAID IN FULL, THEN ANY AND ALL AMOUNTS REMAINING DUE ON THIS BOND SHALL BE EXTINGUISHED AND THIS BOND SHALL BE CANCELLED. TO THE EXTENT THAT UNDER ANY APPLICABLE LAW THE HOLDER OF THIS BOND OR THE OWNER OF A SECURITY ENTITLEMENT HERETO IS DEEMED TO HAVE AN INTEREST IN OTHER ISSUER ASSETS, THE HOLDER HEREOF AND THE OWNER OF A SECURITY ENTITLEMENT HERETO ARE EACH DEEMED TO HAVE AGREED THAT THEIR INTEREST IN SUCH OTHER ISSUER ASSETS IS FULLY SUBORDINATE TO THE CLAIM AGAINST SUCH OTHER ISSUER ASSETS OF THE PLEDGEES OR GRANTEES TO WHICH SUCH OTHER ISSUER ASSETS ARE PLEDGED OR GRANTED AND ARE FURTHER DEEMED TO HAVE AGREED THAT THIS AGREEMENT SHALL CONSTITUTE A SUBORDINATION AGREEMENT FOR PURPOSE OF SECTION 510(a) OF THE UNITED STATES BANKRUPTCY CODE.

THE HOLDER OF THIS BOND, BY ACCEPTING THIS BOND, HEREBY COVENANTS AND AGREES, AND EACH OWNER OF A SECURITY ENTITLEMENT HERETO, BY ACCEPTING SUCH SECURITY ENTITLEMENT, IS DEEMED TO COVENANT AND AGREE, WITH THE ISSUER, THE INDENTURE TRUSTEE AND EACH OTHER THAT NOTWITHSTANDING ANY PRIOR TERMINATION OF THE INDENTURE, BUT SUBJECT TO THE CPUC’S RIGHT TO ORDER THE SEQUESTRATION AND PAYMENT OF

Exhibit A-2-2

REVENUES ARISING WITH RESPECT TO THE RECOVERY PROPERTY NOTWITHSTANDING ANY BANKRUPTCY, REORGANIZATION OR OTHER INSOLVENCY PROCEEDINGS WITH RESPECT TO THE DEBTOR, PLEDGOR OR TRANSFEROR OF THE RECOVERY PROPERTY PURSUANT TO SECTION 850.3(e) AND (g) OF THE CALIFORNIA PUBLIC UTILITIES CODE, THEY SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF THE PROPERTY OF THE ISSUER OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER. THE HOLDER OF THIS BOND HEREBY FURTHER COVENANTS AND AGREES, AND EACH OWNER OF A SECURITY ENTITLEMENT HERETO IS HEREBY DEEMED TO COVENANT AND AGREE, WITH THE ISSUER, THE INDENTURE TRUSTEE AND EACH OTHER THAT THEY SHALL NOT COOPERATE WITH OR ENCOURAGE OTHERS TO FILE A BANKRUPTCY PETITION AGAINST THE ISSUER DURING THE SAME PERIOD. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, THE HOLDER OF THIS BOND OR OWNER OF A SECURITY ENTITLEMENT HERETO (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN THE HOLDER OF THIS BOND OR OWNER OF A SECURITY ENTITLEMENT HERETO AND IS NOT JOINED IN BY THE HOLDER OF THIS BOND (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) OR OWNER OF A SECURITY ENTITLEMENT HERETO UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF CALIFORNIA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS BOND.

REGISTERED No. R-2	$645,000,000

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 78433LAN6

Exhibit A-2-3

THE PRINCIPAL OF THIS TRANCHE A-2 RECOVERY BOND (“THIS TRANCHE A-2 RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-2 RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RECOVERY BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-2 RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.11(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS TRANCHE A-2 RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE TRANCHE A-2 RECOVERY BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER a. FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN i. ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR ii. ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR b. FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

SCE RECOVERY FUNDING LLC SENIOR SECURED RECOVERY BONDS

SERIES 2026-A, TRANCHE A-2.

INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT		FINAL MATURITY DATE
6.036%	$645,000,000	(1)	December 15, 2054

SCE Recovery Funding LLC, a Delaware limited liability company (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date shown above and to pay interest, at the

(1)	In order to comply with DTC requirements, the Tranche A-2 Bonds will be delivered at Closing as two Tranche A-2 Bonds, in the principal amounts of $500,000,000 and $145,000,000.

Exhibit A-2-4

Interest Rate shown above, on each June 15 and December 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on June 15, 2027 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each a “Payment Date”), on the principal amount of this Tranche A-2 Recovery Bond (hereinafter referred to as this “Tranche A-2 Recovery Bond”). Interest on this Tranche A-2 Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Tranche A-1 Recovery Bond shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Tranche A-2 Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Tranche A-2 Recovery Bond shall be applied first to interest due and payable on this Tranche A-2 Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-2 Recovery Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-2 Recovery Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-2 Recovery Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or electronic signature, this Tranche A-2 Recovery Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Signature Page Follows]

Exhibit A-2-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: July 28, 2026	SCE RECOVERY FUNDING LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit A-2-6

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated: July 28, 2026

This is one of the Tranche A-2 Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

INDENTURE TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
a National Banking Association

By:
Name:
Title:

Exhibit A-2-7

REVERSE OF RECOVERY BOND

This Tranche A-2 Recovery Bond is one of a duly authorized issue of Recovery Bonds of the Issuer (herein called the “Recovery Bonds”), issued and which Recovery Bonds are issuable in one or more Tranches, and the Recovery Bonds consists of three Tranches, including this Tranche A-2 Recovery Bond (herein called the “Tranche A-2 Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of July 28, 2026, (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Recovery Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of July 28, 2026, between the Issuer and the Indenture Trustee. All terms used in this Tranche A-2 Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

The Tranche A-2 Recovery Bonds, the other Tranches of Recovery Bonds (all of such Tranches being referred to herein as “Recovery Bonds”) are and will be equally and ratably secured by the Recovery Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-2 Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as SCHEDULE A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Bondholders representing not less than a majority of the Outstanding Amount of the Recovery Bonds have declared the Recovery Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-2 Recovery Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Recovery Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Recovery Bonds representing not less than a majority of the Outstanding Amount of the Recovery Bonds have declared the Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-2 Recovery Bonds shall be made pro rata to the Tranche A-2 Holders entitled thereto based on the respective principal amounts of the Tranche A-2 Recovery Bonds held by them.

Exhibit A-2-8

Payments of interest on this Tranche A-2 Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by wire transfer to an account maintained by the Person whose name appears as the Registered Holder of this Tranche A-2 Recovery Bond (or one or more Predecessor Recovery Bonds) on the Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that if this Tranche A-2 Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Recovery Bond evidencing this Tranche A-2 Recovery Bond unless and until such Global Recovery Bond is exchanged for Definitive Recovery Bonds (in which event payments shall be made as provided above), and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-2 Recovery Bond on a Payment Date which shall be payable as provided below. Any reduction in the principal amount of this Tranche A-2 Recovery Bond (or any one or more Predecessor Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-2 Recovery Bond and of any Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Tranche A-2 Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-2 Recovery Bond and shall specify the place where this Tranche A-2 Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Recovery Bond Interest Rate to the extent lawful.

This Recovery Bond is a “recovery bond” as such term is defined in the Wildfire Financing Law. Principal and interest due and payable on this Recovery Bond are payable from and secured primarily by Recovery Property created and established by the Financing Order obtained from the Public Utilities Commission of California pursuant to the Wildfire Financing Law. Recovery Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, collect and recover certain charges (defined in the Wildfire Financing Law as “fixed recovery charges”) to be included in regular electric utility bills of existing and future electric service Consumers within the service territory of SCE, or its successors or assigns, as more fully described in the Financing Order.

The Wildfire Financing Law provides that: “The State of California does hereby pledge and agree with the electrical corporation, owners of recovery property, financing entities, and holders of recovery bonds that the state shall neither limit nor alter, except as otherwise provided with respect to the true-up adjustment of the fixed recovery charges pursuant to subdivision (g) of Section 850.1, the fixed recovery charges, any associated fixed recovery tax amounts, recovery property, financing orders, or any rights under a financing order until the recovery bonds, together with the interest on the recovery bonds and associated financing costs, are fully paid and discharged, and any associated fixed recovery tax amounts have been satisfied or, in the alternative, have been refinanced through an additional issue of recovery bonds, provided that nothing contained in this section shall preclude the limitation or alteration if and when adequate provision shall be made by law for the protection of the electrical corporation and of owners and holders of the recovery bonds. The financing entity is authorized to include this pledge and undertaking for the state in these recovery bonds.”

Exhibit A-2-9

The Wildfire Financing Law further provides that: “Neither the full faith and credit nor the taxing power of the State of California is pledged to the payment of the principal of, or interest on, this bond. The issuance of recovery bonds under this article [of the Wildfire Financing Law] shall not directly, indirectly, or contingently obligate the state or any political subdivision thereof to levy or to pledge any form of taxation therefor or to make any appropriation for their payment.”

The Issuer and SCE hereby acknowledge that the purchase of this Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-2 Recovery Bond may be registered on the Recovery Bond Register upon surrender of this Tranche A-2 Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-2 Recovery Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-2 Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Sections 2.04 or 2.04 of the Indenture not involving any transfer.

Each Recovery Bond holder, by acceptance of a Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) any owner of a membership interest in the Issuer (including SCE) or (ii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including SCE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Recovery Bond specifically confirms the nonrecourse nature of these obligations, and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Recovery Bonds.

Exhibit A-2-10

Prior to the due presentment for registration of transfer of this Tranche A-2 Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-2 Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-2 Recovery Bond and for all other purposes whatsoever, whether or not this Tranche A-2 Recovery Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Bondholders representing not less than a majority of the Outstanding Amount of all Recovery Bonds at the time outstanding of each Tranche to be affected. The Indenture also contains provisions permitting the Bondholders representing specified percentages of the Outstanding Amount of the Recovery Bonds, on behalf of the Holders of all the Recovery Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-2 Recovery Bond (or any one of more Predecessor Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-2 Recovery Bond and of any Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-2 Recovery Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Recovery Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-2 Recovery Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth herein, which provisions apply to this Tranche A-2 Recovery Bond.

The term “Issuer” as used in this Tranche A-2 Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Bondholders under the Indenture.

The Tranche A-2 Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-2 RECOVERY BOND, THE INDENTURE AND THE SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Tranche A-2 Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-2 Recovery Bond at the times, place, and rate, and in the coin or currency herein prescribed.

Exhibit A-2-11

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 Recovery Bond, by acquiring any Tranche A-2 Recovery Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-2 Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Recovery Bond Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-2 Recovery Bonds are outstanding, agree to treat the Tranche A-2 Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Recovery Bond Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Tranche A-2 Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	__________________________Custodian _____________________
(Custodian) (minor)
Under Uniform Gifts to Minor Act (__________________________)
(State)

Additional abbreviations may also be used though not in the above list.

Exhibit A-2-12

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned2 hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-2 Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints     , attorney, to transfer said Tranche A-2 Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	Signature Guaranteed:

[2]

RECOVERY BOND: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-2 Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Program (MSP), (iii) the Stock Exchange Medallion Program (SEMP) or (iv) such other guarantee program acceptable to the Indenture Trustee.

Exhibit A-2-13

EXHIBIT A-3

FORM OF TRANCHE A-3 RECOVERY BOND

(see attached)

Exhibit A-3-1

TRANCHE A-3, SENIOR SECURED RECOVERY BOND, SERIES 2026-A

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE HOLDER OF THIS BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RECOVERY BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. IN THE EVENT THAT THE RECOVERY BOND COLLATERAL PLEDGED TO SECURE THIS BOND HAS BEEN EXHAUSTED AND THIS BOND HAS NOT BEEN PAID IN FULL, THEN ANY AND ALL AMOUNTS REMAINING DUE ON THIS BOND SHALL BE EXTINGUISHED AND THIS BOND SHALL BE CANCELLED. TO THE EXTENT THAT UNDER ANY APPLICABLE LAW THE HOLDER OF THIS BOND OR THE OWNER OF A SECURITY ENTITLEMENT HERETO IS DEEMED TO HAVE AN INTEREST IN OTHER ISSUER ASSETS, THE HOLDER HEREOF AND THE OWNER OF A SECURITY ENTITLEMENT HERETO ARE EACH DEEMED TO HAVE AGREED THAT THEIR INTEREST IN SUCH OTHER ISSUER ASSETS IS FULLY SUBORDINATE TO THE CLAIM AGAINST SUCH OTHER ISSUER ASSETS OF THE PLEDGEES OR GRANTEES TO WHICH SUCH OTHER ISSUER ASSETS ARE PLEDGED OR GRANTED AND ARE FURTHER DEEMED TO HAVE AGREED THAT THIS AGREEMENT SHALL CONSTITUTE A SUBORDINATION AGREEMENT FOR PURPOSE OF SECTION 510(a) OF THE UNITED STATES BANKRUPTCY CODE.

THE HOLDER OF THIS BOND, BY ACCEPTING THIS BOND, HEREBY COVENANTS AND AGREES, AND EACH OWNER OF A SECURITY ENTITLEMENT HERETO, BY ACCEPTING SUCH SECURITY ENTITLEMENT, IS DEEMED TO COVENANT AND AGREE, WITH THE ISSUER, THE INDENTURE TRUSTEE AND EACH OTHER THAT NOTWITHSTANDING ANY PRIOR TERMINATION OF THE INDENTURE, BUT SUBJECT TO THE CPUC’S RIGHT TO ORDER THE SEQUESTRATION AND PAYMENT OF

Exhibit A-3-2

REVENUES ARISING WITH RESPECT TO THE RECOVERY PROPERTY NOTWITHSTANDING ANY BANKRUPTCY, REORGANIZATION OR OTHER INSOLVENCY PROCEEDINGS WITH RESPECT TO THE DEBTOR, PLEDGOR OR TRANSFEROR OF THE RECOVERY PROPERTY PURSUANT TO SECTION 850.3(e) AND (g) OF THE CALIFORNIA PUBLIC UTILITIES CODE, THEY SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF THE PROPERTY OF THE ISSUER OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER. THE HOLDER OF THIS BOND HEREBY FURTHER COVENANTS AND AGREES, AND EACH OWNER OF A SECURITY ENTITLEMENT HERETO IS HEREBY DEEMED TO COVENANT AND AGREE, WITH THE ISSUER, THE INDENTURE TRUSTEE AND EACH OTHER THAT THEY SHALL NOT COOPERATE WITH OR ENCOURAGE OTHERS TO FILE A BANKRUPTCY PETITION AGAINST THE ISSUER DURING THE SAME PERIOD. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, THE HOLDER OF THIS BOND OR OWNER OF A SECURITY ENTITLEMENT HERETO (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER THAT IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN THE HOLDER OF THIS BOND OR OWNER OF A SECURITY ENTITLEMENT HERETO AND IS NOT JOINED IN BY THE HOLDER OF THIS BOND (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) OR OWNER OF A SECURITY ENTITLEMENT HERETO UNDER OR PURSUANT TO ANY SUCH LAW, OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION THAT IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF CALIFORNIA IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST ON, THIS BOND.

REGISTERED No. R-3	$708,948,000

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 78433LAP1

Exhibit A-3-3

THE PRINCIPAL OF THIS TRANCHE A-3 RECOVERY BOND (“THIS TRANCHE A-3 RECOVERY BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-3 RECOVERY BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS RECOVERY BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE RECOVERY BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-3 RECOVERY BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.11(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS TRANCHE A-3 RECOVERY BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE TRANCHE A-3 RECOVERY BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER a. FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN i. ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR ii. ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW, OR b. FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

SCE RECOVERY FUNDING LLC SENIOR SECURED RECOVERY BONDS

SERIES 2026-A, TRANCHE A-3.

INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT		FINAL MATURITY DATE
6.093%	$708,948,000	(1)	June 15, 2061

SCE Recovery Funding LLC, a Delaware limited liability company (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date shown above and to pay interest, at the

(1)	In order to comply with DTC requirements, the Tranche A-3 Bonds will be delivered at Closing as two Tranche A-3 Bonds, in the principal amounts of $500,000,000 and $208,948,000.

Exhibit A-3-4

Interest Rate shown above, on each June 15 and December 15 or if any such day is not a Business Day, the next succeeding Business Day, commencing on June 15, 2027 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each a “Payment Date”), on the principal amount of this Tranche A-3 Recovery Bond (hereinafter referred to as this “Tranche A-3 Recovery Bond”). Interest on this Tranche A-3 Recovery Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Tranche A-1 Recovery Bond shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Tranche A-3 Recovery Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Tranche A-3 Recovery Bond shall be applied first to interest due and payable on this Tranche A-3 Recovery Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-3 Recovery Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-3 Recovery Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-3 Recovery Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual or electronic signature, this Tranche A-3 Recovery Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Signature Page Follows]

Exhibit A-3-5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer.

Date: July 28, 2026	SCE RECOVERY FUNDING LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A-3-6

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated: July 28, 2026

This is one of the Tranche A-3 Recovery Bonds, designated above and referred to in the within-mentioned Indenture.

INDENTURE TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
a National Banking Association

By:
Name:
Title:

Exhibit A-3-7

REVERSE OF RECOVERY BOND

This Tranche A-3 Recovery Bond is one of a duly authorized issue of Recovery Bonds of the Issuer (herein called the “Recovery Bonds”), issued and which Recovery Bonds are issuable in one or more Tranches, and the Recovery Bonds consists of three Tranches, including this Tranche A-3 Recovery Bond (herein called the “Tranche A-3 Recovery Bonds”), all issued and to be issued under that certain Indenture dated as of July 28, 2026, (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary (the “Securities Intermediary”, which term includes any successor securities intermediary under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Recovery Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of July 28, 2026, between the Issuer and the Indenture Trustee. All terms used in this Tranche A-3 Recovery Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

The Tranche A-3 Recovery Bonds, the other Tranches of Recovery Bonds (all of such Tranches being referred to herein as “Recovery Bonds”) are and will be equally and ratably secured by the Recovery Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-3 Recovery Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as SCHEDULE A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Bondholders representing not less than a majority of the Outstanding Amount of the Recovery Bonds have declared the Recovery Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-3 Recovery Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Recovery Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Recovery Bonds representing not less than a majority of the Outstanding Amount of the Recovery Bonds have declared the Recovery Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All principal payments on the Tranche A-3 Recovery Bonds shall be made pro rata to the Tranche A-3 Holders entitled thereto based on the respective principal amounts of the Tranche A-3 Recovery Bonds held by them.

Exhibit A-3-8

Payments of interest on this Tranche A-3 Recovery Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by wire transfer to an account maintained by the Person whose name appears as the Registered Holder of this Tranche A-3 Recovery Bond (or one or more Predecessor Recovery Bonds) on the Recovery Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that if this Tranche A-3 Recovery Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Recovery Bond evidencing this Tranche A-3 Recovery Bond unless and until such Global Recovery Bond is exchanged for Definitive Recovery Bonds (in which event payments shall be made as provided above), and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-3 Recovery Bond on a Payment Date which shall be payable as provided below. Any reduction in the principal amount of this Tranche A-3 Recovery Bond (or any one or more Predecessor Recovery Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-3 Recovery Bond and of any Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Tranche A-3 Recovery Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-3 Recovery Bond and shall specify the place where this Tranche A-3 Recovery Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Recovery Bond Interest Rate to the extent lawful.

This Recovery Bond is a “recovery bond” as such term is defined in the Wildfire Financing Law. Principal and interest due and payable on this Recovery Bond are payable from and secured primarily by Recovery Property created and established by the Financing Order obtained from the Public Utilities Commission of California pursuant to the Wildfire Financing Law. Recovery Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, collect and recover certain charges (defined in the Wildfire Financing Law as “fixed recovery charges”) to be included in regular electric utility bills of existing and future electric service Consumers within the service territory of SCE, or its successors or assigns, as more fully described in the Financing Order.

The Wildfire Financing Law provides that: “The State of California does hereby pledge and agree with the electrical corporation, owners of recovery property, financing entities, and holders of recovery bonds that the state shall neither limit nor alter, except as otherwise provided with respect to the true-up adjustment of the fixed recovery charges pursuant to subdivision (g) of Section 850.1, the fixed recovery charges, any associated fixed recovery tax amounts, recovery property, financing orders, or any rights under a financing order until the recovery bonds, together with the interest on the recovery bonds and associated financing costs, are fully paid and discharged, and any associated fixed recovery tax amounts have been satisfied or, in the alternative, have been refinanced through an additional issue of recovery bonds, provided that nothing contained in this section shall preclude the limitation or alteration if and when adequate provision shall be made by law for the protection of the electrical corporation and of owners and holders of the recovery bonds. The financing entity is authorized to include this pledge and undertaking for the state in these recovery bonds.”

Exhibit A-3-9

The Wildfire Financing Law further provides that: “Neither the full faith and credit nor the taxing power of the State of California is pledged to the payment of the principal of, or interest on, this bond. The issuance of recovery bonds under this article [of the Wildfire Financing Law] shall not directly, indirectly, or contingently obligate the state or any political subdivision thereof to levy or to pledge any form of taxation therefor or to make any appropriation for their payment.”

The Issuer and SCE hereby acknowledge that the purchase of this Recovery Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-3 Recovery Bond may be registered on the Recovery Bond Register upon surrender of this Tranche A-3 Recovery Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-3 Recovery Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-3 Recovery Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Sections 2.04 or 2.04 of the Indenture not involving any transfer.

Each Recovery Bond holder, by acceptance of a Recovery Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Recovery Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) any owner of a membership interest in the Issuer (including SCE) or (ii) any shareholder, partner, owner, beneficiary, agent, officer or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including SCE) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Recovery Bond specifically confirms the nonrecourse nature of these obligations, and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Recovery Bonds.

Exhibit A-3-10

Prior to the due presentment for registration of transfer of this Tranche A-3 Recovery Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-3 Recovery Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-3 Recovery Bond and for all other purposes whatsoever, whether or not this Tranche A-3 Recovery Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Recovery Bonds under the Indenture at any time by the Issuer with the consent of the Bondholders representing not less than a majority of the Outstanding Amount of all Recovery Bonds at the time outstanding of each Tranche to be affected. The Indenture also contains provisions permitting the Bondholders representing specified percentages of the Outstanding Amount of the Recovery Bonds, on behalf of the Holders of all the Recovery Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-3 Recovery Bond (or any one of more Predecessor Recovery Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-3 Recovery Bond and of any Recovery Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-3 Recovery Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Recovery Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-3 Recovery Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth herein, which provisions apply to this Tranche A-3 Recovery Bond.

The term “Issuer” as used in this Tranche A-3 Recovery Bond includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Bondholders under the Indenture.

The Tranche A-3 Recovery Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-3 RECOVERY BOND, THE INDENTURE AND THE SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-3-11

No reference herein to the Indenture and no provision of this Tranche A-3 Recovery Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-3 Recovery Bond at the times, place, and rate, and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-3 Recovery Bond, by acquiring any Tranche A-3 Recovery Bond or interest therein, (i) express their intention that, solely for the purpose of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for the purpose of state, local and other taxes, the Tranche A-3 Recovery Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Recovery Bond Collateral and (ii) solely for purposes of federal taxes and, to the extent consistent with applicable state, local and other tax law, solely for purposes of state, local and other taxes, so long as any of the Tranche A-3 Recovery Bonds are outstanding, agree to treat the Tranche A-3 Recovery Bonds as indebtedness of the sole owner of the Issuer secured by the Recovery Bond Collateral unless otherwise required by appropriate taxing authorities.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Tranche A-3 Recovery Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common

TEN ENT	as tenants by the entireties

JT TEN	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	__________________________Custodian _____________________ (Custodian) (minor)
Under Uniform Gifts to Minor Act (__________________________)
(State)

Additional abbreviations may also be used though not in the above list.

Exhibit A-3-12

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ____________

FOR VALUE RECEIVED, the undersigned2 hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-3 Recovery Bond and all rights thereunder, and hereby irrevocably constitutes and appoints     , attorney, to transfer said Tranche A-3 Recovery Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	Signature Guaranteed:

[2]

RECOVERY BOND: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Tranche A-3 Recovery Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP), (ii) The New York Stock Exchange Medallion Program (MSP), (iii) the Stock Exchange Medallion Program (SEMP) or (iv) such other guarantee program acceptable to the Indenture Trustee.

Exhibit A-3-13